UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2019

WAGEWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor San Mateo, California	94403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 577-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On March 19, 2019, WageWorks, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Form 10-K”).

As reported by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2019 (the “Form 12b-25”), the Company was unable to file its Form 10-K within the prescribed time period without unreasonable effort or expense. The extension period provided under Rule 12b-25 expired on March 18, 2019.

The NYSE informed the Company that, under the NYSE’s rules, the Company will have six months from March 1, 2019 to file the Form 10-K with the SEC. The Company can regain compliance with the NYSE continued listing requirements at any time before that date by filing the Form 10-K with the SEC. If the Company fails to file the Form 10-K before the NYSE’s six-month compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances.

ITEM 8.01 OTHER EVENTS.

On March 25, 2019, the Company announced that the filing of its Form 10-K did not occur by the extended March 18, 2019 deadline.

Form 10-K

On February 28, 2019, WageWorks, Inc. filed the Form 12b-25, Notification of Late Filing, with the SEC regarding its delayed Form 10-K due to the Company’s need for additional time to complete its financial statements and its assessment of the Company’s internal control over financial reporting. The Company continues to work diligently to complete the preparation of its consolidated financial statements in order to be in a position to file its Form 10-K with the SEC as soon as possible, but in any event no later than May 2019. The Company expects to file its Form 10-Q for the quarter ended March 30, 2019 in June 2019. In summary, the Company anticipates achieving compliance with the periodic and annual report requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in June 2019 at the latest.

Cautionary Statement Concerning Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Statements that include the words “anticipates,” “expects,” “believes,” “intends,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives, including the Company’s expected timing for filing its Form 10-Q for the quarter ended March 30, 2019 and its Form 10-K. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements. For a discussion of this and other related risks, please refer to the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K filed with the SEC and similar disclosures in subsequent periodic and current reports filed with the SEC. Readers of this Form 8-K are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	Registrant’s press release dated March 25, 2019.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGWORKS, INC.

Dated: March 25, 2019	By: /s/ Ismail Dawood
	Name:	Ismail Dawood
	Title:	Chief Financial Officer